UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FOOT LOCKER, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! FOOT LOCKER, INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET
330 WEST 34TH STREET NEW YORK, NEW YORK 10001

You invested in FOOT LOCKER, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 17, 2023
vote without entering a	9:00 A.M., local time
control number
Virtually at: www.virtualshareholdermeeting.com/FL2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Elect Ten Directors to the Board to Serve for One-Year Terms.
Nominees:
1a.	Mary N. Dillon	For
1b.	Virginia C. Drosos	For
1c.	Alan D. Feldman	For
1d.	Guillermo G. Marmol	For
1e.	Darlene Nicosia	For
1f.	Steven Oakland	For
1g.	Ulice Payne, Jr.	For
1h.	Kimberly Underhill	For
1i.	Tristan Walker	For
1j.	Dona D. Young	For
2.	Vote, on an Advisory Basis, to Approve the Company’s Named Executive Officers’ Compensation.	For
3.	Approve the Foot Locker 2007 Stock Incentive Plan, as Amended and Restated.	For
4.	Approve the 2023 Foot Locker Employee Stock Purchase Plan.	For
5.	Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2023 Fiscal Year.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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